Exhibit 4.1

. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK COMMON STOCK PO PAR VALUE $.01 MR ADD ADD ADD ADD 43 2 1 A BOX DESIGNATION SAMPLE Certificate Shares 43004, (IF Number ANY) ZQ00 Providence, AXA EQUITABLE HOLDINGS, INC. RI INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS 02940 Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David - THIS CERTIFIES THAT Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. MR. Alexander David SAMPLE Sample Mr. Alexander David &Sample MRS. Mr. Alexander SAMPLE David Sample Mr. Alexander & David Sample Mr. 3004 Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr Alexander David Sample Mr. Alexander David Sample CUSIP X Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander MR. David Sample SAMPLE Mr. Alexander David Sample &Mr. Alexander MRS. David Sample SAMPLE Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Sample Mr. Sample is the owner of Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares 0 THIS CERTIFICATE IS TRANSFERABLE IN 00000 Shares Shares Shares Shares Shares Shares Shares Shares 00 ZERO HUNDRED THOUSAND 0000 Shares Shares Shares Shares Shares Shares Shares Shares 000 CITIES DESIGNATED BY THE TRANSFER 000 Shares Shares Shares Shares Shares Shares Shares Shares 0000 AGENT, AVAILABLE ONLINE AT 00 Shares Shares Shares Shares Shares Shares Shares Shares 00000 0 Shares Shares Shares Shares Shares Shares Shares Shares ZERO HUNDRED AND ZERO www.computershare.com Shares Shares Shares Shares Shares Shares Shares Shares Shares Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 S FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF AXA Equitable Holdings, Inc. (hereinafter called the “Company”), transferable on the books of the Company Total DTC in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and Holder the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Number Certificateof Insurance ID Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Value Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Transaction Shares CUSIP/IDENTIFIER Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY LE HO COUNTERSIGNED AND REGISTERED: FACSIMILE SIGNATURE TO COME B L A DI I T POR R A N COMPUTERSHARE TRUST COMPANY, N.A. Num/No 12345678901234512345678 U CO TE G Q S Denom. President E , TRANSFER AGENT AND REGISTRAR, A I N 666 555 444 333 222 111 X C A . X May 19,2003 Total. DEL RE FACSIMILE SIGNATURE TO COME AWA 7 00.1,000,000 XX 123456 X By Secretary AUTHORIZED SIGNATURE CUSIP/IDENTIFIER XXXXXX XX X Holder ID Insurance Value 00.1,000,000 Number of Shares 123456 DTC 12345678901234512345678 Certificate Numbers Num/No Denom. Total. 1234567890/1234567890 111 1234567890/1234567890 222 1234567890/1234567890 333 1234567890/1234567890 444 1234567890/1234567890 555 1234567890/1234567890 666 Total Transaction ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK COMMON STOCK PAR VALUE $.01 Certificate Shares Number 0 0 ZQ000 0 AXA EQUITABLE HOLDINGS, INC. 0 0 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David THIS CERTIFIES THAT Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. MR. Alexander David SAMPLE Sample Mr. Alexander David &Sample MRS. Mr. Alexander SAMPLE David Sample Mr. Alexander & David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr Alexander David Sample Mr. Alexander David Sample CUSIP XXXXXX XX X Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander MR. David Sample SAMPLE Mr. Alexander David Sample &Mr. Alexander MRS. David Sample SAMPLE Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Sample Mr. Sample is the owner of 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 THIS CERTIFICATE IS TRANSFERABLE IN 00000 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 00 ZERO HUNDRED THOUSAND 0000 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 000 CITIES DESIGNATED BY THE TRANSFER 000 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0000 AGENT, AVAILABLE ONLINE AT 00 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 00000 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 ZERO HUNDRED AND ZERO www.computershare.com Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 Shares 0 S FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF AXA Equitable Holdings, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY LE HO COUNTERSIGNED AND REGISTERED: FACSIMILE SIGNATURE TO COME B L A DI I T POR R A N COMPUTERSHARE TRUS
T COMPANY, N.A. U CO TE G Q S President E , TRANSFER AGENT AND REGISTRAR, A I N X C A . May 19,2003 DEL RE FACSIMILE SIGNATURE TO COME AWA By Secretary AUTHORIZED SIGNATURE

. AXA EQUITABLE HOLDINGS, INC. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - Custodian (until age) and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.